Exhibit 10.7

AMENDMENT TO CONVERTIBLE PROMISSORY NOTES

This Amendment to Convertible Promissory Notes (this “Agreement”) dated May 4, 2012, to be effective as of February 2, 2012 (the “Effective Date”), is by and among Sandalwood Ventures, Ltd. (the “Company”) and Little Bay Consulting SA (“Note Holder”), each a “Party” and collectively the “Parties.”

W I T N E S S E T H:

WHEREAS, the Company previously entered into the following Convertible Promissory Notes in favor of Note Holder (as amended and restated from time to time, collectively, the “Promissory Notes”):

Effective Date of Promissory Note	Amount of Promissory Note
February 1, 2010	$12,500
November 4, 2011	$5,000
February 3, 2012	$5,000
Total	$22,500

WHEREAS, the Parties desire to enter into this Agreement to add a limitation to the Note Holder’s ability to convert the Promissory Notes pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other consideration, which consideration the Parties hereby acknowledge and confirm the sufficiency thereof, the Parties hereto agree as follows:

1. Amendment to Promissory Notes.  In consideration for $10 and other good and valuable consideration, which consideration the Note Holder acknowledges the receipt and sufficiency of, the Note Holder agrees that each of the Promissory Notes shall be amended to add a new Section 4(j) to such Promissory Notes as follows:

“	j.
The applicable portion of this Note shall not be convertible during any time that, and only to the extent that, the number of Shares to be issued to Holder upon such Conversion, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns (outside of this Note, and not including any other securities of the Company held by Holder having a provision substantially similar to this paragraph) at the time of such Conversion, would exceed 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock of the Company outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon Conversion of this Note held by the Holder, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Beneficial Ownership Limitation”).  The Beneficial Ownership Limitation provisions of this Section 4(j) may be waived by Holder, at the election of such Holder, upon not less than sixty-one (61) days prior written notice to the Company, to change the Beneficial Ownership Limitation to any other percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon Conversion of the Note held by the Holder.  The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(j) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.”

2. Confirmation and acknowledgement of the Ownership Limitation. For the sake of clarity and in an abundance of caution, the Note Holder agrees, confirms and acknowledges that the Ownership Limitation (described above in Section 2) shall hereafter apply to and limit the Note Holder’s conversion of each of the Promissory Notes.

3. Confirmation and Approval of the Promissory Notes.  By signing this Agreement the Note Holder hereby confirms the terms and conditions of each of the Promissory Notes including, but not limited to the representations and warranties of the Note Holder (as set forth in Section 7 of each Promissory Note) both as of the date of this Agreement and as of the effective date of each Promissory Note as provided above.  The Note Holder further agrees and confirms that the Note Holder’s signature on this Agreement shall have the same force and effect and be valid for any and all purposes as the Note Holder’s signature on and execution of each of the Promissory Notes, effective as of the effective date thereof as described above.

4. Consideration.  Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

5. Mutual Representations, Covenants and Warranties.  Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a)           Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles; and

(b)           The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected.

6. Further Assurances.  The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

7. Reconfirmation of Promissory Notes by the Company. The Company hereby reaffirms all terms, conditions, covenants, representations and warranties made in the Promissory Notes, to the extent the same are not amended hereby.

8. Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Promissory Notes to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Promissory Notes as modified or waived hereby.

9. Promissory Notes to Continue in Full Force and Effect.  Except as specifically modified or amended herein, the Promissory Notes and the terms and conditions thereof shall remain in full force and effect.

10. Benefit and Burden.  This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

11. Severability.  Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

12. Entire Agreement.  This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

13. Construction.  In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

14. Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

Sandalwood Ventures, Ltd.
(“Company”)

By: /s/ Ronald Kopman
Printed Name: Ronald Kopman
Its: President

Little Bay Consulting SA
(“Note Holder”)

By: /s/ Frank Buser
Printed Name: Frank Buser
Its: Director